MOH Reports Third Quarter 2018 Results

October 31, 2018

News Release

Contact:
Ryan Kubota
Investor Relations
562-435-3666, ext. 119057

MOLINA HEALTHCARE ANNOUNCES THIRD QUARTER 2018 RESULTS AND
INCREASES FULL YEAR 2018 GUIDANCE

•	Net income of $2.90 per diluted share on a GAAP basis for the third quarter of 2018, and $7.60 for the nine months ended September 30, 2018

•	Third quarter 2018 results include a net charge of $0.35 per diluted share, and year-to-date results include a net benefit of $0.59 per diluted share, for non-run rate items

•	The overall medical care ratio improved to 86.4% from 87.0%, sequentially, when excluding non-run rate items

•	Net profit margin of 4.2% in the quarter, and 3.6% year to date

•	2018 guidance increases by $1.65 per diluted share at the midpoint, to a range of $8.80 - $9.00 net income per diluted share on a GAAP basis
Long Beach, California (October 31, 2018) - Molina Healthcare, Inc. (NYSE: MOH) today reported its financial results for the third quarter of 2018.
“We are very pleased with the continued improvement in the performance of our business,” said Joe Zubretsky, President and Chief Executive Officer. “Our financial results reflect the significant progress we are making in executing our margin recovery and sustainability plan.”
We believe that the sequential comparison of our 2018 third quarter performance with our 2018 second quarter performance is the most useful indicator of our business progress. Significant items impacting the quarter are presented in a table later in this press release.
Third Quarter of 2018 Compared With Second Quarter of 2018
Net income decreased slightly to $197 million, from $202 million in the second quarter of 2018. Net income per diluted share decreased to $2.90, from $3.02 in the second quarter of 2018.
Premium revenue decreased $177 million, or 4%, in the third quarter of 2018 compared with the second quarter of 2018. The sequential decline is mainly attributed to non-run rate items including the 2017 Marketplace risk adjustment premium that we recognized in the second quarter of 2018, and a $57 million reduction in revenues for a retroactive California Medicaid Expansion risk corridor for the state’s 2017 fiscal year that we recognized in the third quarter of 2018.
Overall, the medical care ratio (MCR) increased to 87.4%, from 85.3% in the second quarter of 2018. Excluding the retroactive California Medicaid Expansion risk corridor adjustment and a small benefit from the 2017 Marketplace cost sharing reduction (CSR), the MCR would have been 86.4% in the third quarter of 2018. Excluding the combined benefit of the 2017 Marketplace risk adjustment and CSR reimbursement,

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MOH Reports Third Quarter 2018 Results

October 31, 2018

the MCR would have been 87.0% in the second quarter of 2018. The sequential improvement in the overall underlying MCR was due to a decrease in the Medicaid and Marketplace MCRs, partially offset by an increase in the Medicare MCR as follows:

•
The Medicaid MCR increased to 90.5%, from 89.8% in the second quarter of 2018. Excluding the recognition of the $57 million retroactive California Medicaid Expansion risk corridor adjustment, the Medicaid MCR would have been 89.0% in the third quarter of 2018. The sequential decrease was mainly due to improved performance in the Aged, Blind or Disabled (ABD) and Expansion programs, partially offset by a decline in performance in the Temporary Assistance for Needy Families program (TANF).

•
The Marketplace MCR increased to 64.1%, from 57.4% in the second quarter of 2018. Excluding the benefit of the 2017 CSR, the MCR would have been 65.3% in the third quarter of 2018. Excluding the combined benefit of the 2017 risk adjustment and CSR, the Marketplace MCR would have been 68.4% in the second quarter of 2018. The sequential improvement was mainly due to lower medical costs and higher revenue.

•	The Medicare MCR increased to 87.3%, from 85.0% in the second quarter of 2018, mainly due to certain premium adjustments and higher inpatient costs in our Medicare-Medicaid Integrated plans.
The general and administrative (G&A) expense ratio decreased to 6.6%, from 6.9% in the second quarter of 2018, due to continuing G&A cost containment.
Capital Plan Progress
In the third quarter of 2018, we repaid $140 million aggregate principal amount of our 1.125% Notes and entered into privately negotiated termination agreements to partially terminate the related 1.125% Call Option and 1.125% Warrants. In addition, we converted the remaining $64 million aggregate principal amount of our 1.625% Notes for cash and 0.6 million shares of our common stock. Year to date, we have reduced the principal amount of outstanding debt by $697 million. In addition, we terminated our bridge credit agreement in the third quarter of 2018.
Sale of Molina Medicaid Solutions (MMS) Segment
We closed on our sale of MMS to DXC Technology Company on September 30, 2018. The net cash selling price for the equity interests of MMS was $233 million, which we received on October 1, 2018. As a result of this transaction, we recorded a pretax gain, net of transactions costs, of $37 million, or $0.42 per diluted share.
Third Quarter of 2018 Compared With Third Quarter of 2017
Net income for the third quarter of 2018 was $197 million, compared with a net loss of $97 million for the third quarter of 2017. Net income per diluted share was $2.90 for the third quarter of 2018 compared with a net loss per diluted share of $1.70 reported for the third quarter of 2017. In the third quarter of 2017, we recorded impairment and restructuring charges of $247 million, or $3.16 per diluted share.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

2018 Revised Guidance
The following table summarizes 2018 Revised Guidance (1):

Premium revenue	~ $17.5B
Service revenue	~ $390M
Premium tax revenue	~ $420M
Health insurer fees reimbursed	~ $325M
Investment income and other revenue	~ $125M
Total revenue	~ $18.8B
Medical care costs	~ $15.1B
Medical care ratio (2)	~ 86%
Cost of service revenue	~ $350M
General and administrative expenses	~ $1.4B
G&A ratio (3)	~ 7.3%
Premium tax expenses	~ $420M
Health insurer fees	~ $350M
Depreciation and amortization	~ $100M
Restructuring and separation costs	~ $40M - $45M
Losses on sale of subsidiaries, net	~ $15M
Interest expense and other expenses, net	~ $145M
Income before income taxes	$870M - $890M
Net income	$585M - $600M
EBITDA (4)	$1,105M - $1,125M
Effective tax rate	32% - 33%
Net profit margin (3)	3.1% - 3.2%
Diluted weighted average shares	~ 66.7M
Net income per share	$8.80 - $9.00
Adjusted net income per share (4)	$9.05 - $9.25
End-of-year Marketplace membership	340,000
End-of-year Medicaid and Medicare membership	3,510,000
__________________

(1)
All amounts are estimates; actual results may differ materially. See the Company’s risk factors as discussed in its 2017 Form 10-K and other filings and the statements below in this press release after the heading “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.”

(2)	Medical care ratio represents medical care costs as a percentage of premium revenue.

(3)	G&A ratio represents general and administrative expenses as a percentage of total revenue. Net profit margin represents net income as a percentage of total revenue.

(4)	See reconciliation of non-GAAP financial measures at the end of this release.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

Conference Call
Management will host a conference call and webcast to discuss Molina Healthcare’s third quarter 2018 results at 7:30 a.m. Eastern time on Thursday, November 1, 2018. The number to call for the interactive teleconference is (877) 883-0383 and the confirmation number is 5420566. A telephonic replay of the conference call will be available through Friday, November 2, 2018, by dialing (877) 344-7529 and entering confirmation number 10124788. A live audio broadcast of this conference call will be available on Molina Healthcare’s website, molinahealthcare.com. A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.
About Molina Healthcare
Molina Healthcare, Inc., a FORTUNE 500 company, provides managed health care services under the Medicaid and Medicare programs and through the state insurance marketplaces. Through its locally operated health plans, Molina Healthcare served approximately 4.0 million members as of September 30, 2018. For more information about Molina Healthcare, please visit molinahealthcare.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This earnings release contains “forward-looking statements” regarding the Company’s 2018 revised guidance, as well as its plans, expectations, and anticipated future events. Actual results could differ materially due to numerous known and unknown risks and uncertainties. Those known risks and uncertainties include, but are not limited to, the following:

•	the success of the Company’s profit improvement and maintenance initiatives, including the timing and amounts of the benefits realized, and administrative and medical cost savings achieved;

•	the numerous political and market-based uncertainties associated with the Affordable Care Act (the “ACA”) or “Obamacare;”

•
the market dynamics surrounding the ACA Marketplaces, including but not limited to uncertainties associated with risk adjustment requirements, the potential for disproportionate enrollment of higher acuity members, the discontinuation of premium tax credits, and the adequacy of agreed rates;

•
subsequent adjustments to reported premium revenue based upon subsequent developments or new information, including changes to estimated amounts payable or receivable related to Marketplace risk adjustment;

•	effective management of the Company’s medical costs;

•	the Company’s ability to predict with a reasonable degree of accuracy utilization rates, including utilization rates associated with seasonal flu patterns or other newly emergent diseases;

•
significant budget pressures on state governments and their potential inability to maintain current rates, to implement expected rate increases, or to maintain existing benefit packages or membership eligibility thresholds or criteria;

•	the full reimbursement of the ACA health insurer fee, or HIF;

•	the success of the Company’s efforts to retain existing or awarded government contracts, including the success of any protest filings or defenses;

•
the Company’s ability to manage its operations, including maintaining and creating adequate internal systems and controls relating to authorizations, approvals, provider payments, and the overall success of its care management initiatives;

•	the Company’s ability to consummate and realize benefits from divestitures and acquisitions, including the recently consummated MMS and Pathways divestitures;

•
the Company’s receipt of adequate premium rates to support increasing pharmacy costs, including costs associated with specialty drugs and costs resulting from formulary changes that allow the option of higher-priced non-generic drugs;

•	the Company’s ability to operate profitably in an environment where the trend in premium rate increases lags behind the trend in increasing medical costs;

•
the interpretation and implementation of federal or state medical cost expenditure floors, administrative cost and profit ceilings, premium stabilization programs, profit sharing arrangements, and risk adjustment provisions and requirements;

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MOH Reports Third Quarter 2018 Results

October 31, 2018

•
the Company’s estimates of amounts owed for such cost expenditure floors, administrative cost and profit ceilings, premium stabilization programs, profit-sharing arrangements, and risk adjustment provisions;

•
the Medicaid expansion medical cost corridors in California, New Mexico, and Washington, and any other retroactive adjustment to revenue where methodologies and procedures are subject to interpretation or dependent upon information about the health status of participants other than Molina members;

•
the interpretation and implementation of at-risk premium rules and state contract performance requirements regarding the achievement of certain quality measures, and the Company’s ability to recognize revenue amounts associated therewith;

•	cyber-attacks or other privacy or data security incidents resulting in an inadvertent unauthorized disclosure of protected health information;

•	the success of the Company’s health plan in Puerto Rico, including the resolution of the debt crisis and the effect of the PROMESA law, and the impact of any future significant weather events;

•	the success and renewal of the Company’s duals demonstration programs in California, Illinois, Michigan, Ohio, South Carolina, and Texas;

•	the accurate estimation of incurred but not reported or paid medical costs across the Company’s health plans;

•	efforts by states to recoup previously paid and recognized premium amounts;

•	complications, member confusion, or enrollment backlogs related to the annual renewal of Medicaid coverage;

•	government audits and reviews, or potential investigations, and any fine, sanction, enrollment freeze, monitoring program, or premium recovery that may result therefrom;

•	changes with respect to the Company’s provider contracts and the loss of providers;

•	approval by state regulators of dividends and distributions by the Company’s health plan subsidiaries;

•	changes in funding under the Company’s contracts as a result of regulatory changes, programmatic adjustments, or other reforms;

•	high dollar claims related to catastrophic illness;

•	the favorable resolution of litigation, arbitration, or administrative proceedings, including litigation involving the ACA to which we ourselves are not a direct party;

•	the relatively small number of states in which we operate health plans, including the greater scale and revenues of the Company’s California, Ohio, Texas, and Washington health plans;

•
the availability of adequate financing on acceptable terms to fund and capitalize the Company’s expansion and growth, repay the Company’s outstanding indebtedness at maturity and meet its liquidity needs, including the interest expense and other costs associated with such financing;

•	the Company’s failure to comply with the financial or other covenants in its credit agreement or the indentures governing its outstanding notes;

•	the sufficiency of the Company’s funds on hand to pay the amounts due upon conversion or maturity of its outstanding notes;

•	the failure of a state in which we operate to renew its federal Medicaid waiver;

•	changes generally affecting the managed care or Medicaid management information systems industries;

•	increases in government surcharges, taxes, and assessments, including but not limited to the deductibility of certain compensation costs;

•	newly emergent viruses or widespread epidemics, public catastrophes or terrorist attacks, and associated public alarm;

•	the unexpected loss of the leadership of one or more of our senior executives;

•	increasing competition and consolidation in the Medicaid industry;

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MOH Reports Third Quarter 2018 Results

October 31, 2018

and numerous other risk factors, including those discussed in the Company’s periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of October 31, 2018, and the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(Dollar amounts in millions, except per-share amounts)
Revenue:
Premium revenue	$4,337	$4,777	$13,174	$14,165
Service revenue	130	130	391	390
Premium tax revenue	110	106	320	331
Health insurer fees reimbursed	83	—	248	—
Investment income and other revenue	37	18	93	48
Total revenue	4,697	5,031	14,226	14,934
Operating expenses:
Medical care costs	3,790	4,220	11,362	12,822
Cost of service revenue	111	123	349	369
General and administrative expenses	311	383	998	1,227
Premium tax expenses	110	106	320	331
Health insurer fees	87	—	261	—
Depreciation and amortization	25	33	76	109
Restructuring and separation costs	5	118	38	161
Impairment losses	—	129	—	201
Total operating expenses	4,439	5,112	13,404	15,220
Gain on sale of subsidiary	37	—	37	—
Operating income (loss)	295	(81)	859	(286)
Other expenses, net:
Interest expense	26	32	91	85
Other expense (income), net	10	—	25	(75)
Total other expenses, net	36	32	116	10
Income (loss) before income tax expense (benefit)	259	(113)	743	(296)
Income tax expense (benefit)	62	(16)	237	(46)
Net income (loss)	$197	$(97)	$506	$(250)

Net income (loss) per diluted share	$2.90	$(1.70)	$7.60	$(4.44)

Diluted weighted average shares outstanding	67.9	56.5	66.6	56.2

Operating Statistics:
Medical care ratio	87.4%	88.3%	86.2%	90.5%
G&A ratio	6.6%	7.6%	7.0%	8.2%
Premium tax ratio	2.5%	2.2%	2.4%	2.3%
Effective income tax rate	24.0%	14.6%	31.9%	15.5%
Net profit (loss) margin	4.2%	(1.9)%	3.6%	(1.7)%

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2018	2017
	(In millions, except per-share data)
ASSETS
Current assets:
Cash and cash equivalents	$2,814	$3,186
Investments	1,812	2,524
Restricted investments	—	169
Receivables	1,346	871
Prepaid expenses and other current assets	486	239
Derivative asset	843	522
Total current assets	7,301	7,511
Property, equipment, and capitalized software, net	264	342
Goodwill and intangible assets, net	195	255
Restricted investments	118	119
Deferred income taxes	143	103
Other assets	30	141
	$8,051	$8,471

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$2,042	$2,192
Amounts due government agencies	1,030	1,542
Accounts payable and accrued liabilities	824	366
Deferred revenue	178	282
Current portion of long-term debt	296	653
Derivative liability	843	522
Total current liabilities	5,213	5,557
Long-term debt	1,019	1,318
Lease financing obligations	198	198
Other long-term liabilities	60	61
Total liabilities	6,490	7,134
Stockholders’ equity:
Common stock, $0.001 par value, 150 shares authorized; outstanding: 62 shares at September 30, 2018 and 60 shares at December 31, 2017	—	—
Preferred stock, $0.001 par value; 20 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	760	1,044
Accumulated other comprehensive loss	(10)	(5)
Retained earnings	811	298
Total stockholders’ equity	1,561	1,337
	$8,051	$8,471

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
	(In millions)
Operating activities:
Net income (loss)	$197	$(97)	$506	$(250)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	31	43	104	139
Deferred income taxes	(26)	(27)	(32)	(68)
Share-based compensation	7	3	20	38
Non-cash restructuring costs	—	49	17	49
Amortization of convertible senior notes and lease financing obligations	5	8	18	24
Gain on sale of subsidiary	(37)	—	(37)	—
Loss on debt extinguishment	10	—	25	—
Impairment losses	—	129	—	201
Other, net	2	6	6	13
Changes in operating assets and liabilities:
Receivables	(192)	4	(507)	(28)
Prepaid expenses and other current assets	64	(15)	(117)	(53)
Medical claims and benefits payable	123	401	(144)	549
Amounts due government agencies	(716)	(520)	(511)	122
Accounts payable and accrued liabilities	49	108	398	90
Deferred revenue	(13)	185	(55)	153
Income taxes	(9)	8	118	(22)
Net cash (used in) provided by operating activities	(505)	285	(191)	957
Investing activities:
Purchases of investments	(288)	(258)	(1,202)	(1,894)
Proceeds from sales and maturities of investments	735	662	2,070	1,536
Purchases of property, equipment, and capitalized software	(10)	(25)	(24)	(85)
Other, net	(14)	(9)	(23)	(33)
Net cash provided by (used in) investing activities	423	370	821	(476)
Financing activities:
Repayment of credit facility	—	—	(300)	—
Repayment of principal amount of 1.125% Notes	(140)	—	(236)	—
Cash paid for partial settlement of 1.125% Conversion Option	(343)	—	(477)	—
Cash received for partial termination of 1.125% Call Option	343	—	477	—
Cash paid for partial termination of 1.125% Warrants	(306)	—	(419)	—
Repayment of principal amount of 1.625% Notes	(64)	—	(64)	—
Proceeds from senior notes offerings, net of issuance costs	—	—	—	325
Proceeds from borrowings under credit facility	—	300	—	300
Other, net	1	(1)	7	7
Net cash (used in) provided by financing activities	(509)	299	(1,012)	632
Net (decrease) increase in cash, cash equivalents, and restricted cash and cash equivalents	(591)	954	(382)	1,113
Cash, cash equivalents, and restricted cash and cash equivalents at beginning of period	3,499	3,071	3,290	2,912
Cash, cash equivalents, and restricted cash and cash equivalents at end of period	$2,908	$4,025	$2,908	$4,025

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED HEALTH PLANS SEGMENT MEMBERSHIP

	September 30,	December 31,	September 30,
	2018	2017	2017
Ending Membership by Program:
Temporary Assistance for Needy Families (TANF) and Children’s Health Insurance Program (CHIP)	2,436,000	2,457,000	2,451,000
Medicaid Expansion	664,000	668,000	662,000
Aged, Blind or Disabled (ABD)	415,000	412,000	411,000
Total Medicaid	3,515,000	3,537,000	3,524,000
Medicare-Medicaid Plan (MMP) - Integrated	55,000	57,000	58,000
Medicare Special Needs Plans	45,000	44,000	44,000
Total Medicare	100,000	101,000	102,000
Total Medicaid and Medicare	3,615,000	3,638,000	3,626,000
Marketplace	384,000	815,000	877,000
	3,999,000	4,453,000	4,503,000

Ending Membership by Health Plan:
California	623,000	746,000	751,000
Florida	395,000	625,000	641,000
Illinois	223,000	165,000	163,000
Michigan	394,000	398,000	399,000
New Mexico	234,000	253,000	256,000
Ohio	315,000	327,000	343,000
Puerto Rico	320,000	314,000	306,000
South Carolina	117,000	116,000	113,000
Texas	436,000	430,000	444,000
Washington	770,000	777,000	770,000
Other (1)	172,000	302,000	317,000
	3,999,000	4,453,000	4,503,000
__________________

(1)	“Other” includes the Idaho, New York, Utah and Wisconsin health plans, which are not individually significant to our consolidated operating results.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended September 30, 2018
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	7.4	$1,379	$187.03	$1,228	$166.41	89.0%	$151
Medicaid Expansion	2.0	671	333.11	640	317.62	95.3	31
ABD	1.2	1,322	1,054.92	1,186	946.38	89.7	136
Total Medicaid	10.6	3,372	316.86	3,054	286.86	90.5	318
MMP	0.2	353	2,159.72	323	1,981.45	91.7	30
Medicare	0.1	156	1,157.71	121	895.25	77.3	35
Total Medicare	0.3	509	1,706.95	444	1,490.63	87.3	65
Total Medicaid and Medicare	10.9	3,881	354.70	3,498	319.63	90.1	383
Marketplace	1.2	456	394.02	292	252.61	64.1	164
	12.1	$4,337	$358.46	$3,790	$313.23	87.4%	$547

	Three Months Ended September 30, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	7.5	$1,392	$185.95	$1,242	$165.76	89.1%	$150
Medicaid Expansion	2.0	773	385.58	667	332.99	86.4	106
ABD	1.2	1,288	1,038.85	1,259	1,016.06	97.8	29
Total Medicaid	10.7	3,453	321.77	3,168	295.23	91.8	285
MMP	0.2	378	2,263.07	336	2,013.67	89.0	42
Medicare	0.1	163	1,231.61	126	951.01	77.2	37
Total Medicare	0.3	541	1,806.26	462	1,543.05	85.4	79
Total Medicaid and Medicare	11.0	3,994	362.04	3,630	329.08	90.9	364
Marketplace	2.7	783	301.72	590	227.22	75.3	193
	13.7	$4,777	$350.55	$4,220	$309.68	88.3%	$557
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

	Nine Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	22.3	$4,145	$186.12	$3,705	$166.35	89.4%	$440
Medicaid Expansion	6.1	2,184	359.37	1,957	322.01	89.6	227
ABD	3.7	3,864	1,034.25	3,550	950.11	91.9	314
Total Medicaid	32.1	10,193	317.70	9,212	287.10	90.4	981
MMP	0.5	1,077	2,173.90	941	1,899.26	87.4	136
Medicare	0.4	470	1,171.59	385	959.54	81.9	85
Total Medicare	0.9	1,547	1,725.71	1,326	1,479.06	85.7	221
Total Medicaid and Medicare	33.0	11,740	355.96	10,538	319.50	89.8	1,202
Marketplace	3.8	1,434	379.91	824	218.44	57.5	610
	36.8	$13,174	$358.42	$11,362	$309.12	86.2%	$1,812

	Nine Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	22.8	$4,185	$183.69	$3,861	$169.44	92.2%	$324
Medicaid Expansion	6.1	2,376	389.14	2,045	334.93	86.1	331
ABD	3.6	3,769	1,033.45	3,634	996.58	96.4	135
Total Medicaid	32.5	10,330	317.49	9,540	293.21	92.4	790
MMP	0.5	1,083	2,189.96	976	1,974.22	90.1	107
Medicare	0.4	449	1,142.68	369	939.21	82.2	80
Total Medicare	0.9	1,532	1,726.39	1,345	1,516.09	87.8	187
Total Medicaid and Medicare	33.4	11,862	354.88	10,885	325.66	91.8	977
Marketplace	8.4	2,303	276.27	1,937	232.31	84.1	366
	41.8	$14,165	$339.19	$12,822	$307.03	90.5%	$1,343

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—
MEDICAID AND MEDICARE
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	1.7	$435	$249.00	$446	$255.22	102.5%	$(11)
Florida	1.0	388	363.16	362	339.33	93.4	26
Illinois	0.7	207	312.72	182	274.98	87.9	25
Michigan	1.1	397	350.05	321	282.49	80.7	76
New Mexico	0.6	304	471.66	275	426.69	90.5	29
Ohio	0.9	584	624.84	532	568.93	91.1	52
Puerto Rico	1.0	179	189.65	162	171.96	90.7	17
South Carolina	0.4	124	354.53	112	318.56	89.9	12
Texas	0.7	577	848.47	525	772.14	91.0	52
Washington	2.3	511	226.77	444	197.04	86.9	67
Other (1)	0.5	175	334.29	137	261.49	78.2	38
	10.9	$3,881	$354.70	$3,498	$319.63	90.1%	$383

	Three Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	1.9	$601	$322.97	$563	$302.67	93.7%	$38
Florida	1.0	388	355.59	390	356.83	100.3	(2)
Illinois	0.5	137	287.69	138	289.36	100.6	(1)
Michigan	1.2	390	337.17	345	298.83	88.6	45
New Mexico	0.7	304	429.07	277	390.91	91.1	27
Ohio	0.9	549	560.06	483	492.61	88.0	66
Puerto Rico	1.0	191	202.59	159	168.25	83.1	32
South Carolina	0.3	113	332.48	101	297.74	89.6	12
Texas	0.7	541	778.50	506	728.19	93.5	35
Washington	2.3	612	276.73	522	236.11	85.3	90
Other (1)	0.5	168	294.99	146	256.99	87.1	22
	11.0	$3,994	$362.04	$3,630	$329.08	90.9%	$364
__________________

(1)	“Other” includes the Idaho, New York, Utah and Wisconsin health plans, which are not individually significant to our consolidated operating results.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—
MEDICAID AND MEDICARE
(In millions, except percentages and per-member per-month amounts)

	Nine Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	5.3	$1,446	$270.63	$1,299	$243.14	89.8%	$147
Florida	3.2	1,147	356.15	1,069	331.93	93.2	78
Illinois	1.8	551	308.45	474	265.47	86.1	77
Michigan	3.4	1,161	343.08	983	290.26	84.6	178
New Mexico	2.0	936	469.19	875	438.70	93.5	61
Ohio	2.8	1,670	590.71	1,474	521.26	88.2	196
Puerto Rico	2.9	549	190.34	501	173.83	91.3	48
South Carolina	1.1	369	350.94	323	306.76	87.4	46
Texas	2.1	1,715	831.21	1,554	753.31	90.6	161
Washington	6.8	1,666	245.40	1,544	227.41	92.7	122
Other	1.6	530	323.84	442	269.98	83.4	88
	33.0	$11,740	$355.96	$10,538	$319.50	89.8%	$1,202

	Nine Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	5.6	$1,771	$316.83	$1,586	$283.82	89.6%	$185
Florida	3.2	1,132	347.41	1,112	341.15	98.2	20
Illinois	1.6	447	284.18	492	312.54	110.0	(45)
Michigan	3.5	1,162	332.60	1,035	296.28	89.1	127
New Mexico	2.2	933	431.70	887	410.24	95.0	46
Ohio	2.9	1,598	541.56	1,434	486.02	89.7	164
Puerto Rico	2.9	553	190.99	513	177.01	92.7	40
South Carolina	1.0	329	325.43	301	298.43	91.7	28
Texas	2.1	1,592	760.76	1,468	701.32	92.2	124
Washington	6.7	1,835	275.60	1,603	240.83	87.4	232
Other	1.7	510	292.93	454	261.01	89.1	56
	33.4	$11,862	$354.88	$10,885	$325.66	91.8%	$977

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	0.2	$49	$309.04	$37	$235.63	76.2%	$12
Florida	0.2	66	548.60	45	362.39	66.1	21
Michigan	—	12	233.51	7	145.13	62.1	5
New Mexico	0.1	28	419.20	18	249.33	59.5	10
Ohio	0.1	27	485.08	18	336.86	69.4	9
Texas	0.6	228	357.54	134	209.80	58.7	94
Washington	—	44	656.70	34	518.75	79.0	10
Other (1)	—	2	NM	(1)	NM	NM	3
	1.2	$456	$394.02	$292	$252.61	64.1%	$164

	Three Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	0.3	$88	$208.19	$63	$147.87	71.0%	$25
Florida	0.9	260	313.36	235	283.13	90.4	25
Michigan	—	14	212.08	10	150.24	70.8	4
New Mexico	0.1	29	383.58	20	269.28	70.2	9
Ohio	0.1	23	386.09	20	364.31	94.4	3
Texas	0.7	183	291.14	109	172.70	59.3	74
Washington	0.1	42	327.40	33	256.52	78.3	9
Other (1)	0.5	144	375.83	100	259.15	69.0	44
	2.7	$783	$301.72	$590	$227.22	75.3%	$193
__________________

(1)
“Other” includes the Utah and Wisconsin health plans, which are not individually significant to our consolidated operating results. We terminated Marketplace operations at these plans effective January 1, 2018, so the ratios for 2018 periods are not meaningful (NM).

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Nine Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	0.6	$171	$326.82	$89	$169.98	52.0%	$82
Florida	0.5	211	491.13	67	155.24	31.6	144
Michigan	0.1	40	248.24	23	145.38	58.6	17
New Mexico	0.2	93	426.07	55	247.57	58.1	38
Ohio	0.2	84	466.75	58	324.91	69.6	26
Texas	2.0	679	330.92	440	214.65	64.9	239
Washington	0.2	139	654.78	105	497.00	75.9	34
Other	—	17	NM	(13)	NM	NM	30
	3.8	$1,434	$379.91	$824	$218.44	57.5%	$610

	Nine Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	1.2	$241	$193.33	$156	$124.32	64.3%	$85
Florida	2.8	821	296.14	758	273.55	92.4	63
Michigan	0.2	41	187.96	27	126.76	67.4	14
New Mexico	0.2	82	338.18	62	256.05	75.7	20
Ohio	0.2	68	365.35	64	346.93	95.0	4
Texas	2.1	517	252.32	351	171.57	68.0	166
Washington	0.4	123	315.95	128	327.51	103.7	(5)
Other	1.3	410	333.05	391	316.86	95.1	19
	8.4	$2,303	$276.27	$1,937	$232.31	84.1%	$366

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—TOTAL
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	1.9	$484	$253.96	$483	$253.60	99.9%	$1
Florida	1.2	454	382.20	407	341.70	89.4	47
Illinois	0.7	207	312.72	182	274.98	87.9	25
Michigan	1.1	409	345.28	328	276.88	80.2	81
New Mexico	0.7	332	466.63	293	409.68	87.8	39
Ohio	1.0	611	616.95	550	555.83	90.1	61
Puerto Rico	1.0	179	189.65	162	171.96	90.7	17
South Carolina	0.4	124	354.53	112	318.56	89.9	12
Texas	1.3	805	611.01	659	500.14	81.9	146
Washington	2.3	555	239.25	478	206.38	86.3	77
Other (1)	0.5	177	336.18	136	260.19	77.4	41
	12.1	$4,337	$358.46	$3,790	$313.23	87.4%	$547

	Three Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	2.2	$689	$301.64	$626	$273.90	90.8%	$63
Florida	1.9	648	337.40	625	325.09	96.4	23
Illinois	0.5	137	287.69	138	289.36	100.6	(1)
Michigan	1.2	404	330.27	355	290.63	88.0	49
New Mexico	0.8	333	424.61	297	378.98	89.3	36
Ohio	1.0	572	550.75	503	485.61	88.2	69
Puerto Rico	1.0	191	202.59	159	168.25	83.1	32
South Carolina	0.3	113	332.48	101	297.74	89.6	12
Texas	1.4	724	546.57	615	463.83	84.9	109
Washington	2.4	654	279.52	555	237.23	84.9	99
Other (1)	1.0	312	327.47	246	257.86	78.7	66
	13.7	$4,777	$350.55	$4,220	$309.68	88.3%	$557
__________________

(1)	“Other” includes the Idaho, New York, Utah and Wisconsin health plans, which are not individually significant to our consolidated operating results.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—TOTAL
(In millions, except percentages and per-member per-month amounts)

	Nine Months Ended September 30, 2018
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	5.9	$1,617	$275.64	$1,388	$236.61	85.8%	$229
Florida	3.7	1,358	372.07	1,136	311.09	83.6	222
Illinois	1.8	551	308.45	474	265.47	86.1	77
Michigan	3.5	1,201	338.83	1,006	283.77	83.7	195
New Mexico	2.2	1,029	464.92	930	419.78	90.3	99
Ohio	3.0	1,754	583.29	1,532	509.52	87.4	222
Puerto Rico	2.9	549	190.34	501	173.83	91.3	48
South Carolina	1.1	369	350.94	323	306.76	87.4	46
Texas	4.1	2,394	581.74	1,994	484.70	83.3	400
Washington	7.0	1,805	257.82	1,649	235.59	91.4	156
Other	1.6	547	334.26	429	262.27	78.5	118
	36.8	$13,174	$358.42	$11,362	$309.12	86.2%	$1,812

	Nine Months Ended September 30, 2017
	Member Months	Premium Revenue		Medical Care Costs		MCR	Medical Margin
		Total	PMPM	Total	PMPM
California	6.8	$2,012	$294.26	$1,742	$254.67	86.5%	$270
Florida	6.0	1,953	323.86	1,870	310.09	95.7	83
Illinois	1.6	447	284.18	492	312.54	110.0	(45)
Michigan	3.7	1,203	324.12	1,062	286.35	88.3	141
New Mexico	2.4	1,015	422.25	949	394.66	93.5	66
Ohio	3.1	1,666	531.17	1,498	477.81	90.0	168
Puerto Rico	2.9	553	190.99	513	177.01	92.7	40
South Carolina	1.0	329	325.43	301	298.43	91.7	28
Texas	4.2	2,109	509.09	1,819	439.11	86.3	290
Washington	7.1	1,958	277.83	1,731	245.62	88.4	227
Other	3.0	920	309.56	845	284.16	91.8	75
	41.8	$14,165	$339.19	$12,822	$307.03	90.5%	$1,343

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

The following tables provide the details of our medical care costs for the periods indicated:

	Three Months Ended September 30,
	2018			2017
	Amount	PMPM	% of Total	Amount	PMPM	% of Total
Fee for service	$2,865	$236.74	75.6%	$3,196	$234.51	75.8%
Pharmacy	495	40.90	13.1	638	46.85	15.1
Capitation	297	24.52	7.8	342	25.07	8.1
Other	133	11.07	3.5	44	3.25	1.0
	$3,790	$313.23	100.0%	$4,220	$309.68	100.0%

	Nine Months Ended September 30,
	2018			2017
	Amount	PMPM	% of Total	Amount	PMPM	% of Total
Fee for service	$8,471	$230.46	74.6%	$9,630	$230.58	75.1%
Pharmacy	1,645	44.76	14.5	1,904	45.60	14.8
Capitation	891	24.23	7.8	1,022	24.47	8.0
Other	355	9.67	3.1	266	6.38	2.1
	$11,362	$309.12	100.0%	$12,822	$307.03	100.0%
The following table provides the details of our medical claims and benefits payable as of the dates indicated:

	September 30,	December 31,
	2018	2017
Fee-for-service claims incurred but not paid (IBNP)	$1,609	$1,717
Pharmacy payable	121	112
Capitation payable	48	67
Other (1)	264	296
	$2,042	$2,192
______________________

(1)
“Other” medical claims and benefits payable include amounts payable to certain providers for which we act as an intermediary on behalf of various state agencies without assuming financial risk. Such receipts and payments do not impact our consolidated statements of operations. As of September 30, 2018 and December 31, 2017, we had recorded non-risk provider payables of approximately $158 million and $122 million, respectively.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CHANGE IN MEDICAL CLAIMS AND BENEFITS PAYABLE
(Dollars in millions, except per-member amounts)

Our claims liability includes a provision for adverse claims deviation based on historical experience and other factors including, but not limited to, variations in claims payment patterns, changes in utilization and cost trends, known outbreaks of disease, and large claims. Our reserving methodology is consistently applied across all periods presented. The amounts displayed for “Components of medical care costs related to: Prior period” represent the amount by which our original estimate of claims and benefits payable at the beginning of the period was (more) less than the actual amount of the liability based on information (principally the payment of claims) developed since that liability was first reported. The following table presents the components of the change in medical claims and benefits payable for the periods indicated:

	Nine Months Ended September 30,		Year Ended December 31, 2017
	2018	2017
Medical claims and benefits payable, beginning balance	$2,192	$1,929	$1,929
Components of medical care costs related to:
Current period	11,589	12,813	17,037
Prior period (1)	(227)	9	36
Total medical care costs	11,362	12,822	17,073

Change in non-risk provider payables	60	172	(106)
Payments for medical care costs related to:
Current period	9,866	10,944	15,130
Prior period	1,706	1,501	1,574
Total paid	11,572	12,445	16,704
Medical claims and benefits payable, ending balance	$2,042	$2,478	$2,192

Days in claims payable, fee for service (2)	53	50	54
______________________

(1)	Excludes the 2018 benefit of the 2017 Marketplace CSR reimbursement.

(2)
Claims payable includes primarily IBNP. It also includes certain fee-for-service payables reported in “Other” medical claims and benefits payable amounting to $34 million, $78 million and $99 million, as of September 30, 2018, 2017 and December 31, 2017, respectively.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SUMMARY OF SIGNIFICANT ITEMS AFFECTING CURRENT QUARTER AND
YEAR-TO-DATE FINANCIAL RESULTS
(In millions, except per diluted share amounts)

The table below summarizes the impact of certain items significant to our financial performance in the periods presented. The individual items presented below increase (decrease) income before income tax expense.

	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2018
	Amount	Per Diluted Share (1)	Amount	Per Diluted Share (1)

Retroactive California Medicaid Expansion risk corridor for the state fiscal year ended June 30, 2017	$(57)	$(0.65)	$(57)	$(0.67)
Marketplace risk adjustment, for 2017 dates of service	—	—	56	0.66
Marketplace CSR subsidies, for 2017 dates of service	5	0.06	81	0.95
Gain on sale of subsidiary	37	0.42	37	0.43
Restructuring costs	(5)	(0.06)	(38)	(0.45)
Loss on debt extinguishment	(10)	(0.12)	(25)	(0.33)
	$(30)	$(0.35)	$54	$0.59

(1)	Except for certain items that are not deductible for tax purposes, per diluted share amounts are generally calculated at the statutory income tax rate of 22%.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED NON-GAAP FINANCIAL MEASURES

We use non-generally accepted accounting principles, or non-GAAP, financial measures as supplemental metrics in evaluating our financial performance, making financing and business decisions, and forecasting and planning for future periods. For these reasons, management believes such measures are useful supplemental measures to investors in comparing our performance to the performance of other public companies in the health care industry. These non-GAAP financial measures should be considered as supplements to, and not as substitutes for or superior to, GAAP measures. See further information regarding non-GAAP measures below the tables (in millions, except per diluted share amounts).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Net income (loss)	$197	$(97)	$506	$(250)
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	28	39	95	129
Interest expense	26	32	91	85
Income tax expense (benefit)	62	(16)	237	(46)
EBITDA	$313	$(42)	$929	$(82)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018		2017		2018		2017

	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income (loss)	$197	$2.90	$(97)	$(1.70)	$506	$7.60	$(250)	$(4.44)
Adjustment:
Amortization of intangible assets	6	0.08	7	0.13	16	0.23	24	0.43
Income tax effect (1)	(2)	(0.01)	(3)	(0.05)	(4)	(0.05)	(9)	(0.16)
Amortization of intangible assets, net of tax effect	4	0.07	4	0.08	12	0.18	15	0.27
Adjusted net income (loss)	$201	$2.97	$(93)	$(1.62)	$518	$7.78	$(235)	$(4.17)
________________________

(1)	Income tax effect of adjustments calculated at the blended federal and state statutory tax rate of 22% and 37% for 2018 and 2017, respectively.

The following are descriptions of the adjustments made to GAAP measures used to calculate the non-GAAP measures used in this news release:
Earnings before interest, taxes, depreciation and amortization (EBITDA): Net income (loss) (GAAP) less depreciation, and amortization of intangible assets and capitalized software, interest expense and income tax expense. We believe that EBITDA is helpful in assessing our ability to meet the cash demands of our operating units.
Adjusted net income: Net income (loss) (GAAP) less amortization of intangible assets, net of income tax effect calculated at the statutory tax rate. We believe that adjusted net income (loss) is helpful in assessing our financial performance exclusive of the non-cash impact of the amortization of purchased intangibles.
Adjusted net income per diluted share: Adjusted net income (loss) divided by weighted average common shares outstanding on a fully diluted basis.

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MOH Reports Third Quarter 2018 Results

October 31, 2018

MOLINA HEALTHCARE, INC.
2018 REVISED GUIDANCE

Reconciliation of Non-GAAP Financial Measures
(in millions, except per-share amounts)

	Low End	High End
Net income	$585	$600
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	120	120
Interest expense	115	115
Income tax expense	285	290
EBITDA	$1,105	$1,125

	Low End		High End
	Amount	Per share (2)	Amount	Per share (2)
Net income	$585	$8.80	$600	$9.00
Adjustments:
Amortization of intangible assets	21	0.32	21	0.32
Income tax effect (1)	(5)	(0.07)	(5)	(0.07)
Amortization of intangible assets, net of tax effect	16	0.25	16	0.25
Adjusted net income	$601	$9.05	$616	$9.25
________________________

(1)	Income tax effect calculated at the statutory tax rate of 22%.

(2)	Computation assumes 66.7 million diluted weighted average shares outstanding.

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